Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) is made as of October 6, 2014, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), GLOBAL ENERGY MARKETING II LLC, a Delaware limited liability company (“GEM II”), GLOBAL CNG LLC, a Delaware limited liability company (“CNG”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”) and CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company (“Cascade” and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, GEM II, CNG and Alliance, the “Borrowers” and each individually, a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Second Amended and Restated Credit Agreement dated as of December 16, 2013 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, Swing Line Lender, the L/C Issuer, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and RBS Citizens NA and Societe Generale, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties (as such term is defined in the Credit Agreement), the Required Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Article VII of the Credit Agreement.  Article VII of the Credit Agreement is hereby amended as follows:

(a)                                 Section 7.02(l)(iii) of the Credit Agreement is hereby amended by deleting Section 7.02(l)(iii) in its entirety and restating it as follows: “(iii)  Persons with which distributor and/or subdistributor arrangements are in place or expect to be in place, so long as the aggregate amount of all such Investments made under this Section 7.02(l)(iii) does not exceed $75,000,000.”

(b)                                 Section 7.06(c) of the Credit Agreement is hereby amended by deleting Section 7.06(c) in its entirety and restating it as follows:

(c)                                  Acquisitions of the assets or stock of another Person (a “Permitted Acquisition”), so long as (i) no Default or Event of Default has occurred and is continuing or would exist as a result thereof; (ii) the Person to be acquired (or, in the case of an asset acquisition, the assets of such Person) are in the same or a substantially similar line of business as a Loan Party; (iii) the Loan Parties have provided the Administrative Agent with prior written notice of such acquisition, which notice shall include a reasonably detailed description of such Permitted Acquisition; (iv) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof of each of the applicable Loan Party or Subsidiary making such acquisition and of the Person to be acquired has approved such merger, consolidation or acquisition; (v) in the event of a stock or other similar equity acquisition the Person so acquired shall become a wholly-owned Subsidiary of a Loan Party and shall comply with the terms and conditions set forth in Section 6.13; and (vi) the business to be acquired would not subject the Administrative Agent or any Lender to any additional regulatory or third party approvals in connection with the exercise of any of its rights and remedies under this Agreement or any other Loan Document.

§2.  Conditions to Effectiveness. This First Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the fully-executed original counterparts of this First Amendment executed by the Loan Parties, the Administrative Agent and the required.

§3.                               Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this First Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§4.                               Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this First Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This First Amendment shall constitute a Loan Document.

§5.                               No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.                               Counterparts.  This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.                               Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLP FINANCE CORP.

By:	/s/ Gregory B. Hanson
Title: Treasurer

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Title: Treasurer

GLOBAL ENERGY MARKETING II LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Title: Treasurer

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Title: Treasurer

CASCADE KELLY HOLDINGS LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Title: Treasurer

GLOBAL CNG LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Title: Treasurer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Title: Treasurer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Bryan Heller
Name:	Bryan Heller
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dan Bueno
Name:	Dan Bueno
Title:	Authorized Officer

RBS CITIZENS NA, as a Lender

By:	/s/ Harvey H. Thayer, Jr.
Name:	Harvey H. Thayer, Jr.
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen
Name:	Barbara Paulsen
Title:	Managing Director

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/ A-C Mathiot
Name:	A-C Mathiot
Title:	Managing Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Executive Director

By:	/s/ Esther Berkelaar
Name:	Esther Berkelaar
Title:	Executive Director

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NY BRANCH, as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name:	Willima Maag
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

By:	/s/ Rosa Santini
Name:	Rosa Santini
Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ David Pershad
Name:	David Pershad
Title:	Managing Director

By:	/s/ Arnaud Stevens
Name:	Arnaud Stevens
Title:	Managing Director and Group Head

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Vice President

By:	/s/ Vanuza Pereira-Bravo
Name:	Vanuza Pereira-Bravo
Title:	Assistant Vice President

TD BANK, N.A., as a Lender

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

PEOPLE’S UNITED BANK, as a Lender

By:	/s/ Michael Foster
Name:	Michael Foster
Title:	Assistant Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Name:	Carol Carver
Title:	Senior Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Robert Dellatorre
Name:	Robert Dellatorre
Title:	Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/ Mike Ross
Name:	Mike Ross
Title:	Executive Vice President

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Group Vice President

By:	/s/ Nancy Reminl
Name:	Nancy Reminl
Title:	Vice President

BLUE HILLS BANK, as a Lender

By:	/s/ Kelley Keefe
Name:	Kelley Keefe
Title:	Vice President

CUSTOMERS BANK, as a Lender

By:	/s/ James B. Daley
Name:	James B. Daley
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing First Amendment as of October 6, 2014, and agrees that each of (a) the Second Amended and Restated Guaranty dated as of December 16, 2013 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Bursaw Oil LLC; and (b) the Guarantee dated as of September 8, 2014 (as amended and in effect from time to time, the “Canada Guaranty”) from Global Partners Energy Canada ULC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty and the Canada Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

BURSAW OIL LLC
By: Alliance Energy LLC, its sole member
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer